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                                                                  Exhibit (c)(1)

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    NUMBER                          [GRAPHIC]                        SHARES

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               THE EXPLORER INSTITUTIONAL ENHANCED BENCHMARK FUND

 A SUB-TRUST OF THE EXPLORER INSTITUTIONAL TRUST, A MASSACHUSETTS BUSINESS TRUST
                  CERTIFICATE OF SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES that                                             is the owner of

                                            *SEE REVERSE FOR CERTAIN DEFINITIONS
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                                              CUSIP
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Shares of beneficial interest in The Explorer Institutional Enhanced Benchmark
Fund (the "Fund"), a sub-trust of The Explorer Institutional Trust, a Massachusetts business trust (the "Trust") formed pursuant to an Agreement and Declaration of Trust dated October __, 1994, transferable only on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

        IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officers and the Fund's seal to be hereunder affixed

                                                              DATED:

                                  [MASSACHUSETTS
                                      SEAL
                                    SUB-TRUST]

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   SECRETARY                                                      PRESIDENT


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        This Certificate and the shares of beneficial interest represented hereby are issued and shall be held subject to all the provisions of the Agreement and Declaration of Trust dated October __ 1994, and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents. Reference is made to the Agreement and Declaration of Trust and By-Laws of the Trust and all amendments thereto, for a description of the rights and obligations of the Trust, and its shareholders. The Trust will furnish to the shareholder, without charge and upon written request made to the Transfer Agent, a copy of the Agreement and Declaration of Trust.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIFORM GIFT MIN ACT -____ Custodian____
TEN ENT - as tenants by the entireties                 (Cust)       (Minor)
JT TEN -  as joint tenants with right of
          survivorship and not as tenants
          in common                               under Uniform Gifts to Minors
                                                      Act_______________________
                                                            (State)

          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED. I/We hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER
  IDENTIFICATION NUMBER OF ASSIGNEE

          [                                 ]

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

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Shares of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint_______________________________________
____________________________________________attorney to transfer the said Shares on the books of the within named Massachusetts business trust with full power of substitution in the premises.

Dated
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Signature(s)
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SIGNATURE GUARANTEED BY
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